UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2008
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation)	Number)	Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement
     GATX Corporation (“GATX”) entered into an Underwriting Agreement dated November 3, 2008 (the “Underwriting Agreement”), with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which GATX agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $203,477,000 in aggregate face value of Series 2008-2 Pass Through Certificates (the “Securities”) pursuant to the provisions of the Pass Through Trust Agreement to be dated on or about November 6, 2008, between GATX and U.S. Bank Trust National Association, as pass through trustee (the “Trustee”), as supplemented by a separate Pass Through Trust Supplement to be dated on or about November 6, 2008, between GATX and the Trustee, as described in the prospectus supplement dated November 3, 2008, filed pursuant to GATX’s shelf registration statement on Form S-3, Registration No. 333-145521.
     The Trustee will use the proceeds of the sale of the certificates to acquire equipment notes to be issued by GATX. The equipment notes will be secured by certain railroad equipment owned by GATX. Payments on the equipment notes held by the pass through trust will be passed through to the certificateholders of such trust. The certificates represent an ownership interest in the property held by the pass through trust. The certificates do not represent interests in or obligations of GATX or any of its affiliates.
     A copy of the underwriting agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.
1.1	Underwriting Agreement, dated November 3, 2008, between GATX, Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Form of Participation Agreement (GATX Trust No. 2008-2), dated as of November 6, 2008, among GATX, U.S. Bank National Association, as indenture trustee, and U.S. Bank Trust National Association, as pass through trustee.

4.2	Form of Trust Indenture and Security Agreement (GATX Trust No. 2008-2), dated as of November 6, 2008, between GATX and U.S. Bank National Association, as indenture trustee.

4.3	Form of Pass Through Trust Agreement, dated as of November 6, 2008, between GATX and U.S. Bank Trust National Association, as pass through trustee.

4.4	Form of Trust Supplement No. 2008-2, dated as of November 6, 2008, between GATX and U.S. Bank Trust National Association, as pass through trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Robert C. Lyons

Robert C. Lyons
Senior Vice President, Chief Financial Officer
(Duly Authorized Officer)
Date: November 5, 2008